Exhibit (g)(2)

March 27, 2025

State Street Bank and Trust Company

Channel Center

One Iron Street

Boston, Massachusetts 02210

Attention: Mark Branigan

Re: Appendix A to Master Custodian Agreement dated September 26, 2008 for JH Funds II and JH Variable Insurance Trust (the “Agreement”)

Dear Mark:

Please be advised that the JHF II 2070 Lifetime Blend Portfolio and JHF II Multimanager 2070 Lifetime Portfolio (the “Funds”) are added as Funds listed in Appendix A to the Agreement.

In accordance with the Master Custodian Agreement dated as of September 26, 2008 (the “Agreement”) by and among each management investment company identified on Appendix A thereto and State Street Bank and Trust Company, the Funds hereby requests that State Street Bank and Trust Company act as Custodian for the Funds. In addition to the foregoing, Appendix A to the Agreement is hereby amended and restated as set forth on Appendix A attached hereto.

Kindly indicate your acceptance of the foregoing by executing this letter agreement, returning a copy to John Hancock Funds II and John Hancock Variable Insurance Trust.

Sincerely,

JOHN HANCOCK FUNDS II
JOHN HANCOCK VARIABLE INSURANCE TRUST

By:	/s/ Fernando Silva
Name	Fernando Silva
Title:	Chief Financial Officer

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Mark Branigan
Name:	Mark Branigan
Title:	Vice President

Appendix A

to the

MASTER CUSTODIAN AGREEMENT

dated September 26, 2008

Between

John Hancock Funds and

State Street Bank and Trust Company

Amended as of:

March 27, 2025

Fund No.	Trusts and Funds of John Hancock Funds:	Adviser: John Hancock Investment Management LLC. Subadvisor for Fund:
JOHN HANCOCK FUNDS II
2DNC	2010 Lifetime Blend Portfolio (formerly, Multi-Index 2010 Lifetime Portfolio)	Manulife Investment Management (US) LLC
2DNK	2015 Lifetime Blend Portfolio (formerly, Multi-Index 2015 Lifetime Portfolio)	Manulife Investment Management (US) LLC
2DOC	2020 Lifetime Blend Portfolio (formerly, Multi-Index 2020 Lifetime Portfolio)	Manulife Investment Management (US) LLC
2DOK	2025 Lifetime Blend Portfolio (formerly, Multi-Index 2025 Lifetime Portfolio)	Manulife Investment Management (US) LLC
2DPC	2030 Lifetime Blend Portfolio (formerly, Multi-Index 2030 Lifetime Portfolio)	Manulife Investment Management (US) LLC
2DPK	2035 Lifetime Blend Portfolio (formerly, Multi-Index 2035 Lifetime Portfolio)	Manulife Investment Management (US) LLC
2DQC	2040 Lifetime Blend Portfolio (formerly, Multi-Index 2040 Lifetime Portfolio)	Manulife Investment Management (US) LLC
2DQK	2045 Lifetime Blend Portfolio (formerly, Multi-Index 2045 Lifetime Portfolio)	Manulife Investment Management (US) LLC
2DRC	2050 Lifetime Blend Portfolio (formerly, Multi-Index 2050 Lifetime Portfolio)	Manulife Investment Management (US) LLC
2DRK	2055 Lifetime Blend Portfolio (formerly, Multi-Index 2055 Lifetime Portfolio)	Manulife Investment Management (US) LLC
2CBC	2060 Lifetime Blend Portfolio (formerly, Multi-Index 2060 Lifetime Portfolio)	Manulife Investment Management (US) LLC
2XTC	2065 Lifetime Blend Portfolio (formerly, Multi-Index 2065 Lifetime Portfolio)	Manulife Investment Management (US) LLC
	2070 Lifetime Blend Portfolio	Manulife Investment Management (US) LLC
2C4K	Alternative Asset Allocation Fund	Manulife Investment Management (US) LLC
2CZY	Blue Chip Growth Fund	T. Rowe Price Associates, Inc.
2CVA	Capital Appreciation Fund	Jennison Associates LLC
2Y57	Capital Appreciation Value Fund	T. Rowe Price Associates, Inc.
2CZS	Core Bond Fund	Allspring Global Investments, LLC
2CZ0	Equity Income Fund	T. Rowe Price Associates, Inc.
2DCU	Floating Rate Income Fund	BCSF Advisors, LP
2Y68	Fundamental All Cap Core Fund	Manulife Investment Management (US) LLC

2Y74	Health Sciences Fund	T. Rowe Price Associates, Inc.
2DAC	Lifestyle Blend Aggressive Portfolio (formerly, Multi-Index Lifestyle Aggressive Portfolio)	Manulife Investment Management (US) LLC
2DAK	Lifestyle Blend Balanced Portfolio (formerly, Multi-Index Lifestyle Balanced Portfolio)	Manulife Investment Management (US) LLC
2DCK	Lifestyle Blend Conservative Portfolio (formerly, Multi-Index Lifestyle Conservative Portfolio)	Manulife Investment Management (US) LLC
2DDC	Lifestyle Blend Growth Portfolio (formerly, Multi-Index Lifestyle Growth Portfolio)	Manulife Investment Management (US) LLC
2DDK	Lifestyle Blend Moderate Portfolio (formerly, Multi-Index Lifestyle Moderate Portfolio)	Manulife Investment Management (US) LLC
2Y16	Mid Value Fund	T. Rowe Price Associates, Inc.
2C4C	Multi-Asset High Income Fund	Manulife Investment Management (US) LLC
2DGK	Multimanager 2010 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DHC	Multimanager 2015 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DHK	Multimanager 2020 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DIC	Multimanager 2025 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DIK	Multimanager 2030 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DJC	Multimanager 2035 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DJK	Multimanager 2040 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DLC	Multimanager 2045 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DMC	Multimanager 2050 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DLK	Multimanager 2055 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DMK	Multimanager 2060 Lifetime Portfolio	Manulife Investment Management (US) LLC
2XRC	Multimanager 2065 Lifetime Portfolio	Manulife Investment Management (US) LLC
	Multimanager 2070 Lifetime Portfolio	Manulife Investment Management (US) LLC
2DGC	Multimanager Lifestyle Aggressive Portfolio	Manulife Investment Management (US) LLC
2DFC	Multimanager Lifestyle Balanced Portfolio	Manulife Investment Management (US) LLC
2DEC	Multimanager Lifestyle Conservative Portfolio	Manulife Investment Management (US) LLC
2DFK	Multimanager Lifestyle Growth Portfolio	Manulife Investment Management (US) LLC
2DEK	Multimanager Lifestyle Moderate Portfolio	Manulife Investment Management (US) LLC
2CHK	New Opportunities Fund	GW&K Investment Management, LLC
2CZ1	Opportunistic Fixed Income Fund	Manulife Investment Management (US) LLC
2CZB	Real Estate Securities Fund	Wellington Management Company LLP
2X5C	Science & Technology Fund	T. Rowe Price Associates, Inc.
2DAB	Small Cap Dynamic Growth Fund	Axiom Investors LLC
2Y21	Small Cap Value Fund	Wellington Management Company LLP
2DBP	Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC
2X7C	U.S. Sector Rotation Fund	Manulife Investment Management (US) LLC

Fund No.	Trusts and Funds of John Hancock Funds:	Adviser: John Hancock Variable Trust Advisers LLC. Subadvisor for Fund:
JOHN HANCOCK VARIABLE INSURANCE TRUST
6721	500 Index Trust	Manulife Investment Management (North America) Limited
675C	Active Bond Trust	Manulife Investment Management (US) LLC
2CIP	American Asset Allocation Trust	Capital Research and Management Company
2CIJ	American Global Growth Trust	Capital Research and Management Company
2A19	American Growth Trust	Capital Research and Management Company
2A21	American Growth-Income Trust	Capital Research and Management Company
2A20	American International Trust	Capital Research and Management Company
2C25	Blue Chip Growth Trust	T. Rowe Price Associates, Inc.
2C75	Capital Appreciation Trust	Jennison Associates LLC
2CKR	Capital Appreciation Value Trust	T. Rowe Price Associates, Inc.; sub-subadvisor: T. Rowe Price Investment Management, Inc.
2A39	Core Bond Trust	Allspring Global Investments, LLC
2C26	Equity Income Trust	T. Rowe Price Associates, Inc.
2C78	Financial Industries Trust	Manulife Investment Management (US) LLC
2A17	Fundamental All Cap Core Trust	Manulife Investment Management (US) LLC
2A28	Fundamental Large Cap Value Trust	Manulife Investment Management (US) LLC
2C77	Health Sciences Trust	T. Rowe Price Associates, Inc.
2C46	High Yield Trust	Manulife Investment Management (US) LLC
2C03	Investment Quality Bond Trust	Wellington Management Company LLP
2Y63	Lifestyle Balanced Portfolio	Manulife Investment Management (US) LLC
2Y65	Lifestyle Conservative Portfolio	Manulife Investment Management (US) LLC
2Y62	Lifestyle Growth Portfolio	Manulife Investment Management (US) LLC
2Y64	Lifestyle Moderate Portfolio	Manulife Investment Management (US) LLC
2C2K	Managed Volatility Balanced Portfolio	Manulife Investment Management (US) LLC
2C1C	Managed Volatility Conservative Portfolio	Manulife Investment Management (US) LLC
2C3C	Managed Volatility Growth Portfolio	Manulife Investment Management (US) LLC
2C2C	Managed Volatility Moderate Portfolio	Manulife Investment Management (US) LLC
2C62	Mid Cap Growth Trust (formerly, Mid Cap Stock Trust)	Wellington Management Company LLP
2C71	Mid Cap Index Trust	Manulife Investment Management (North America) Limited
6743	Mid Value Trust	T. Rowe Price Associates, Inc.
2C01	Money Market Trust	Manulife Investment Management (US) LLC
2C32	Opportunistic Fixed Income Trust	Wellington Management Company LLP
2A04	Real Estate Securities Trust	Wellington Management Company LLP
2DBK	Science & Technology Trust	T. Rowe Price Associates, Inc.
2Y31	Select Bond Trust	Manulife Investment Management (US) LLC
2Y13	Short Term Government Income Trust	Manulife Investment Management (US) LLC
2C70	Small Cap Index Trust	Manulife Investment Management (North America) Limited
2ACK	Small Cap Opportunities Trust	Dimensional Fund Advisors LP and GW&K Investment Management, LLC

6724	Small Cap Stock Trust	Wellington Management Company LLP
6753	Small Cap Value Trust	Wellington Management Company LLP
2C52	Small Company Value Trust	T. Rowe Price Associates, Inc.; Sub-Subadvisor T. Rowe Price Investment Management, Inc.
2X1C	Strategic Equity Allocation Trust	Manulife Investment Management (US) LLC
2A29	Strategic Income Opportunities Trust	Manulife Investment Management (US) LLC
6741	Total Bond Market Trust	Manulife Investment Management (US) LLC
2C72	Total Stock Market Index Trust	Manulife Investment Management (North America) Limited
2Y50	Ultra Short Term Bond Trust	Manulife Investment Management (US) LLC

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